                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         -------------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 6, 2002
                                                         ----------------


                             BOSTON PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE                                 1-13087                      04-2473675
----------------------------          --------------------------------      ----------------
(STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)           (IRS EMPLOYER
   OF INCORPORATION)                                                        IDENTIFICATION NO.)


               111 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02199
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (617) 236-3300
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A
                                       ---
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

EXHIBIT NO.
-----------

99.1 The Boston Properties, Inc. investor presentation slides used from November 6, 2002 through November 8, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

         In connection with certain investor presentations from November 6, 2002 through November 8, 2002, Boston Properties, Inc. will be using the information attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Current Report on Form 8-K (including
Exhibit 99.1) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended. Furthermore, the furnishing of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.


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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.


                                          BOSTON PROPERTIES, INC.


Dated: November 6, 2002                   By: /s/ Douglas T. Linde
                                              ---------------------------------
                                          Name:  Douglas T. Linde
                                          Title: Chief Financial Officer



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